Exhibit 10.2

AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (“Amendment No. 1”) to that certain License Agreement dated as of September 25, 2017 (the “Original Agreement”) by and between Kiniksa Pharmaceuticals, Ltd., a Bermuda exempted company and having an address at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda  (“Kiniksa”), and Regeneron Pharmaceuticals, Inc., a corporation organized under the laws of New York and having an address at 777 Old Saw Mill River Road, Tarrytown, New York 10591 (“Regeneron”) is effective as of October 29, 2020.  Each of Regeneron and Kiniksa shall be referred to herein individually as a “Party” and collectively as the “Parties”.  Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Original Agreement.

WHEREAS, Kiniksa and Regeneron desire to amend the Original Agreement to correct errors and reflect the true intent of the Parties;

NOW, THEREFORE, in consideration of the mutual undertakings herein contained, the Parties hereto agree as follows:

1.	Amendment. The Original Agreement is hereby amended as follows:

a.	In Section 9.5.1, the reference to Section 1.189(f) of the definition of Shared Commercial Expenses shall be replaced with a reference to Section 1.189(g) of the definition of Shared Commercial Expenses so that the language reads:

“For purposes of calculating the Regeneron Profit Split pursuant to Section 9.4 (Sharing of Profits), the aggregate of costs and expenses included under Section 1.189(b) and Section 1.189(g) of the definition of Shared Commercial Expenses for any Contract Year:”

b.	In Section 9.5.3(a), the reference to [***]

“If the JSC approves a Subsequent Indication [***] so approved.”

2.	No Other Amendments. Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Original Agreement are hereby ratified and confirmed and shall remain in full force and effect. The Original Agreement and this Amendment No. 1 shall be read and construed together as a single agreement and the term “Agreement” as used shall henceforth be deemed a reference to the Original Agreement as amended by this Amendment No. 1.

3.	Counterparts. This Amendment No. 1 may be signed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

<Signature Page to Follow>

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

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Exhibit 10.2

IN WITNESS WHEREOF, duly authorized representatives of the Parties have executed this Amendment No. 1 as of the date first set forth above.

KINIKSA PHAMACEUTICALS, LTD.REGENERON PHARMACEUTICALS, INC.

By: /s/ Thomas W. Beetham  By: /s/ Kerry Reinertsen

Name:Thomas W. BeethamName:Kerry Reinertsen

Title:Executive Vice PresidentTitle:    SVP, Strategic Alliances

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

US-DOCS\123448016.1

Exhibit 10.2

AMENDMENT NO. 2

THIS AMENDMENT NO. 2 (“Amendment No. 2”) to that certain License Agreement dated as of September 25, 2017, and amended on October 29, 2020 (together referred to as the “Agreement”) by and between Kiniksa Pharmaceuticals (UK), Ltd., a company incorporated under the laws of England and Wales having its registered office at Third Floor, 23 Old Bond Street, London W1S 4PZ, United Kingdom (“Kiniksa”) and Regeneron Pharmaceuticals, Inc., a corporation organized under the laws of New York and having an address at 777 Old Saw Mill River Road, Tarrytown, New York 10591 (“Regeneron”) is effective as of the date of last signature below.  Each of Regeneron and Kiniksa shall be referred to herein individually as a “Party” and collectively as the “Parties”.  Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Agreement.

WHEREAS, on January 7, 2021, Kiniksa Pharmaceuticals, Ltd. assigned the Agreement to its wholly-owned subsidiary Kiniksa Pharmaceuticals (UK), Ltd.;

WHEREAS, Kiniksa and Regeneron desire to amend the Agreement to add data protection langauge;

NOW, THEREFORE, in consideration of the mutual undertakings herein contained, the Parties hereto agree as follows:

4.	Amendment. The Agreement is hereby amended as follows:

A new Section 12.6.4 is hereby added to the Agreement as follows:

“12.6.4Data Protection Law. Each Party shall comply with Data Protection Law in performing its obligations under this Agreement.  Any processing of personal data shall be for the Term of the Agreement, for the purpose of Developing or Commercializing Product, and include categories of personal data such as a Party’s employee details and related information.  When processing personal data on behalf of Regeneron, Kiniksa shall: (i) only process personal data on Regeneron’s written instructions; (ii) ensure that all Kiniksa personnel who have access to such personal data are subject to suitable confidentiality obligations; (iii) implement and maintain technical and organizational measures to prevent a breach related to such personal data, and in the event of such a breach, Kiniksa shall notify Regeneron without undue delay and promptly undertake all remediation efforts necessary to rectify the personal data breach and prevent its recurrence; (iv) provide such assistance as Regeneron may reasonably require to meet its obligations under Data Protection Law (including the provision of information, responding to data subject and government requests and allowing for audits); (v) delete or return all personal data on Regeneron’s written request; (vi) not subcontract such processing without Regeneron’s prior written consent, which consent may not be unreasonably withheld or delayed, and Kiniksa shall remain fully liable for any of its subcontractors; and (vii) not transfer personal data from one jurisdiction to any other jurisdiction without Regeneron’s prior written consent, which consent may not be unreasonably withheld or delayed.  In this Section: (i) “Data Protection Law” means, all laws, rules and regulations, including any national implementing legislation relating to privacy and data protection; and (ii) “data subject”, “personal data”, “personal data breach” and “processing” will be construed in accordance with the respective Data Protection Law.”

5.	No Other Amendments. Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Agreement are hereby ratified and confirmed and shall remain in full force and effect. The Agreement and this Amendment No. 2 shall be read and construed together

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

US-DOCS\123448016.1

Exhibit 10.2

as a single agreement and the term “Agreement” as used shall henceforth be deemed a reference to the Agreement as amended by this Amendment No. 2.

6.	Counterparts. This Amendment No. 2 may be signed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, duly authorized representatives of the Parties have executed this Amendment No. 2 as of the dates set forth below.

KINIKSA PHAMACEUTICALS (UK), LTD.REGENERON PHARMACEUTICALS, INC.

By:__/s/ Ross Moat_______________________By:__/s/ Kerry Reinertsen__________________

Name:Ross MoatName:Kerry Reinertsen

Title:DirectorTitle:  SVP, Strategic Alliances

Date:Apr 14, 2021Date:   Apr 13, 2021

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

US-DOCS\123448016.1